Business Combinations, Asset Acquisitions and Discontinued Operations	12 Months Ended
Dec. 31, 2025
Business Combination, Asset Acquisition, Transaction between Entities under Common Control, and Joint Venture Formation [Abstract]
Business Combinations, Asset Acquisitions and Discontinued Operations	Business Combinations, Asset Acquisitions and Discontinued Operations
Acquisitions Completed During 2025
Houston Warehouse Acquisition
On March 17, 2025, the Company completed the acquisition of one temperature-controlled storage facility, and the related operations, located in Baytown, TX (the “Houston acquisition”), for total cash consideration of $108.4 million. The preliminary fair values of the assets acquired related to the consideration transferred primarily included $70.7 million of property, buildings and equipment and $38.5 million of goodwill, all allocated to the Warehouse segment. The goodwill recorded is primarily attributable to the strategic benefits of the acquisition including additional storage capacity that enabled the efficient transfer of customer product from an existing facility to this newly acquired site. This transfer optimizes the use of the original location and created the space to support a new fixed commitment retail contract. The goodwill associated with the acquisition is fully deductible for federal income tax purposes.

The fair values of the assets acquired and liabilities assumed and the related preliminary acquisition accounting are based on management’s estimates and assumptions, as well as other information compiled by management and the books and records for the Houston acquisition. Our estimates and assumptions are subject to change during the measurement period, not to exceed one year from the acquisition date.
Acquisitions Completed During 2023
Acquisition of Safeway
On October 5, 2023, the Company completed the acquisition of Safeway, which is a temperature-controlled warehouse located in Southern New Jersey for total consideration of $24.0 million. New Jersey is a strategic market for Americold where we own 15 facilities, and this acquisition complements the Company’s existing portfolio in this market.
Acquisition of Ormeau Cold Store
On July 7, 2023 the Company completed the acquisition of Ormeau, which operates a single facility located in Northern NSW, Australia for total consideration of A$35.1 million, or $23.5 million, based on the exchange rate between the AUD and USD on the closing date of the transaction.
Purchase of Comfrio Joint Venture
In connection with the 2020 Agro acquisition, the Company acquired 22% of equity ownership in Comfrio. The remaining interests were held by the general partner and two minority shareholders. The JV agreement included a fair value call/put option which would allow the remaining 78% interest in Comfrio to be either purchased by or sold to the Company through either the exercise of the Company’s call option or the exercise of the general partner’s put option. Once the exercise of the put was deemed probable, the Company remeasured the fair value of the put option, which resulted in a loss of $56.6 million. The fair value of the put option was determined using inputs classified as Level 3 within the fair value hierarchy. In April 2023, the two parties received regulatory approval from the Brazilian government, and the acquisition closed on May 30, 2023 (the “Acquisition Date”). Total consideration paid was $56.6 million, of which $46.7 million was funded during the year ended December 31, 2023. Prior to the Acquisition Date, the Company’s 22% equity interest was accounted for as an equity method investment. Given the financial condition of the acquiree, the Company remeasured its interest and determined no gain or loss should be recognized upon the closing of the acquisition.
The final asset and liability fair values associated with the acquisition were each $87.0 million, including measurement period adjustments recorded during the year ended December 31, 2023. The final fair values of the assets acquired and liabilities assumed are based on management’s estimates and assumptions, as well as other information compiled by management, including information from prior valuations of similar entities and the books and records of Comfrio. Given the financial condition of Comfrio, the Company, in collaboration with the third party valuation specialist, determined that the liquidation valuation approach was most appropriate to measure the fair value of the assets and liabilities of Comfrio. Accordingly, the Company determined the fair values of the assets and liabilities acquired based on what was determined to be recoverable if Comfrio were liquidated.
Upon acquisition, the Company committed to a plan to sell Comfrio in its present condition and initiated a program to locate a buyer and complete the disposition. As Comfrio was a newly acquired business that met the held-for-sale criteria upon acquisition, the Company classified the associated assets acquired and liabilities assumed as held for sale and the operations as discontinued operations. In August of 2023, the Company sold the assets and liabilities of Comfrio. The corresponding proceeds and gain related to the sale were insignificant.
The primary components of the loss from discontinued operations for the year ended December 31, 2023 are included in the table below. There were no discontinued operations during the years ended December 31, 2025 and 2024.

Year Ended December 31, 2023
Results of discontinued operations	(In thousands)
Revenues	$29,471
Operating expenses	32,088
Estimated costs of disposal	4,616
Loss from partial investment pre-acquisition	4,111
Gain from sale of Comfrio	(1,082)
Pre-tax loss	(10,262)
Income tax expense	(191)
Loss from discontinued operations, net of tax	$(10,453)
During the fourth quarter of 2022, the Company entered into a loan agreement with Comfrio, in which Comfrio borrowed $25.0 million from Americold (of which $15.0 million was borrowed during the first quarter of 2023) at a 10% annual fixed interest rate. During the year ended December 31, 2023, the Company fully impaired the outstanding balance, which was recorded in “Impairment of related party loan receivable” on the Consolidated Statements of Operations.